Supplement dated September 1, 2000
                        to Prospectuses dated May 1, 2000

                                       for

                JPF SEPARATE ACCOUNT A and JPF SEPARATE ACCOUNT C
                 of Jefferson Pilot Financial Insurance Company

This supplement updates certain information contained in the section entitled "The Company" of the Ensemble II, Ensemble III and Ensemble SL prospectuses and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

The last paragraph on page 23 of the Ensemble II prospectus, on page 25 of the Ensemble III prospectus and on page 24 of the Ensemble SL prospectus should be amended by deleting the first sentence in its entirety and replacing it with the following sentence:

         "We are currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best & Company."